UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2011
R.G. Barry Corporation
(Exact name of registrant as specified in its charter)

Ohio	001-08769	31-4362899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio	43147

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 864-6400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A is being filed to amend to the Current Report on Form 8-K of R.G. Barry Corporation (“Barry”) that was filed with the Securities and Exchange Commission on April 1, 2011 (the “Original Form 8-K”) to report, among other matters, the completion of Barry’s acquisition of substantially all of the assets of baggallini, Inc., an Oregon corporation (the “Seller”), pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) dated March 15, 2011, with the Seller and its owners. The assets acquired included, among other items, accounts receivable, inventory, and intellectual property. This Form 8-K/A amends Item 9.01 of the Original Form 8-K to provide certain financial statements of the Seller and to provide certain unaudited pro forma financial information of Barry in connection with Barry’s acquisition of the principal assets of the Seller. The reminder of the Original form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited financial statements and related footnotes of the Seller as of and for the years ended December 31, 2010 and 2009, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are hereby incorporated in this Item 9.01(a) by reference. The unaudited financial statements and related footnotes of the Seller as of March 31, 2011 and December 31, 2010, and for the three months ended March 31, 2011 and 2010, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A, and are hereby incorporated in this Item 9.01(a) by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of Barry as of March 31, 2011, for the nine months ended April 2, 2011, and for the year ended July 3, 2010 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are hereby incorporated in this Item 9.01(b) by reference.
(d) Exhibits. The following documents are filed herewith as exhibits to this report:

Exhibit
Number	Description of Exhibit

99.1	Audited financial statements and related footnotes of baggallini, Inc. as of and for the years ended December 31, 2010 and 2009.

99.2	Unaudited financial statements and related footnotes of baggallini, Inc. as of March 31, 2011 and December 31, 2010, and for the three-month periods ended March 31, 2011 and 2010.

99.3	Unaudited pro forma condensed combined financial information of R.G. Barry Corporation and baggallini, Inc. for the nine-month period ended April 2, 2011 and for the year ended July 3, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.G. BARRY CORPORATION
Date: June 13, 2011	/s/ Jose G. Ibarra
Jose G. Ibarra
Senior Vice President—Finance, Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Audited financial statements and related footnotes of baggallini, Inc. as of and for the years ended December 31, 2010 and 2009.

99.2	Unaudited financial statements and related footnotes of baggallini, Inc. as of March 31, 2011 and December 31, 2010, and for the three-month periods ended March 31, 2011 and 2010.

99.3	Unaudited pro forma condensed combined financial information of R.G. Barry Corporation and baggallini, Inc. for the nine-month period ended April 2, 2011 and for the year ended July 3, 2010.

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